SERVICE AGREEMENT NO. 38942
              CONTROL NO. 1993-10-02-0987

         ITS1 SERVICE AGREEMENT
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              THIS AGREEMENT. made and entered into this 01 day of   NOVEMBER  19 93, by and
              between:

                     COLUMBIA GULF TRANSMISSION COMPANY
                     ("TRANSPORTER")
                     AND
                     PENNSYLVANIA GAS & WATER CO
                     ("SHIPPER")

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1-. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective I TS 1 Rate Schedule and applicable General Terms and Condi-
         tions of Transporter's FERC GasTraiff, First Revised Volume No.1 (Tariff), on file with the Federal Energy
         Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of deliveryatwhich Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipperand Transporter, or in accordance with the rules and regulations of the Com-
         mission. Service hereundershall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of
         AN INTERSTATE PIPELINE COMPANY,
         COLUMBIA GAS TRANSMISSION.

         Section 2. Term. Service underthis Agreement shall commence as of NOVEMBER 01, 1993 , and shall continue in full force and effect from month-to-month thereafter unless terminated by either party upon thirty(30) days written noticeto the otherprior to the end of the initialterm granted or on any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandon-
         ment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

         Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced
         Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this
         Service Agreement

         Section 4 Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box
         683, Houston, Texas 77001, Attention: Director, Planning, Transportation and Exchange and notices to
         Shipper shall be addressed to it at:

         PENNSYLVANIA GAS & WATER CO
         DIRECTOR OF GAS SUPPLY
         39 PUBLIC SQUARE
         WILKES-BARRE, PA 18711
         ATTN: WILLIAM ECKERT;
         until changed by either party by written notice.
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         SERVICE AGREEMENT NO. 38942
         CONTROL NO. 1993-10-02-0987
                                           ITS1 SERVICE AGREEMENT

         Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: SEE APPENDIX B.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Title Vice President

         COLUMBIA GULF TRANSMISSION COMPANY

         By /s/ Howard M. Melton, Jr.
         Title  Vice President
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         Revision No.
         Control No. 1993-10-02-0987
         Appendix A to Service Agreement No. 38942
         Under Rate Schedule ITS1
         Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
         and (Shipper) PENNSYLVANIA GAS & WATER CO

         Transportation Quantity      22,916 Dth per day

         The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and
         Conditions is incorporated herein by reference for purposes of llsting valid interruptible receipt points and delivery points.

         CANCELLATION OF PREVIOUS APPENDIX A

         Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This
         Appendix A shall cancel and supersede the previous Appendix A effective as of      N/A
         to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Its    Vice President
         Date   October 20, 1993

         COLUMBIA GULF TRANSMISSION COMPANY

         By /s/ Howard M. Melton, Jr.
         Its    Vice President
         Date   December 17, 1993
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                                                           Revision No.
                                                           Control No.  1993-10-02-0987
         Appendix B to Service Agreement No. 38942
         Under Rate Schedule ITS1
         Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
         and (Shipper) PENNSYLVANIA GAS & WATER CO

         Superseded Agreements: ITS1 32539
                                ITS1 33059
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